Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik	Scott Eckstein
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3766

ASHFORD HOSPITALITY TRUST REPORTS

SECOND QUARTER RESULTS

RevPAR Growth of 7.6% for Highland Hotels Not Under Renovation

RevPAR Growth of 7.3% for Legacy Hotels Not Under Renovation

205 Basis Point Improvement in Hotel EBITDA Margin for All Highland Hotels

DALLAS, August 1, 2012 — Ashford Hospitality Trust, Inc. (NYSE: AHT) today reported the following results and performance measures for the second quarter ended June 30, 2012. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are proforma. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2012, with the second quarter ended June 30, 2011 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL HIGHLIGHTS

•	RevPAR increased 6.2% for all Legacy hotels in continuing operations, driven by a 3.7% increase in ADR and a 182 basis point increase in occupancy

•	RevPAR increased 6.4% for all hotels in the Highland Hospitality Portfolio, driven by a 3.1% increase in ADR and a 239 basis point increase in occupancy

•	Hotel operating profit for all hotels, including Highland, increased by $10.7 million, or 10.8%

•	Hotel operating profit margin increased 159 basis points for all Legacy hotels not under renovation in continuing operations

•	Hotel operating profit margin increased 221 basis points for the 22 hotels in the Highland Hospitality Portfolio not under renovation in continuing operations

•

Net loss attributable to common shareholders was $13.3 million, or $0.20 per diluted share, compared with net loss attributable to common shareholders of $29.1 million, or $0.49 per diluted share, in the prior-year quarter

•

Adjusted funds from operations (AFFO) was $0.52 per diluted share for the quarter as compared with $0.65 from the prior-year quarter; Interest Rate Derivative Income decreased by $10.2 million as the benefits from our Flooridor terminated in 2011, impacting AFFO per share by $0.12; Increases in Income Taxes, Interest Expense, Equity Based Compensation, and Preferred Dividends impacted AFFO per share by an additional $0.07

•	Fixed charge coverage ratio was 1.48x under the senior credit facility covenant versus a required minimum of 1.35x

•	During the second quarter 2012, Ashford sold 300,802 shares of its Series A and Series D Cumulative Preferred Stock through its At-the-Market program for total gross proceeds of $7.4 million

•	At the end of the second quarter 2012, Ashford had cash and cash equivalents of $139 million

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AHT Reports Second Quarter Results

August 1, 2012

CAPITAL ALLOCATION

•	Capex invested in the quarter for the Legacy portfolio was $20.8 million

•	Capex invested in the quarter for the Highland Hospitality Portfolio was $7.0 million

CAPITAL STRUCTURE

During the second quarter, Ashford successfully refinanced its sole 2012 debt maturity. The $167.2 million loan set to mature in May 2012 was refinanced with a new $135.0 million loan that matures in May of 2014 and has three one-year extension options subject to satisfaction of certain conditions. The new loan provides for a floating interest rate of LIBOR + 6.50%, with no LIBOR Floor. Additionally, the new loan is secured by nine hotels as the Doubletree Guest Suites in Columbus, Ohio, was unencumbered as a result of this refinancing. The Company is currently actively marketing the Doubletree Columbus for sale.

Ashford is presently engaged in discussions regarding the refinancing of its $101 million of loans in the Highland Hospitality Portfolio set to mature in early 2013. The trailing 12-month debt yield on this high quality portfolio is currently in excess of 16%. At this time, given the potential loan proceeds, there is no anticipated pay down required. The Company is well positioned for essentially all upcoming debt maturities in 2013 and 2014.

During the second quarter, the Company took an impairment charge of $4.1 million on the Hilton El Conquistador Resort in Tucson, AZ. The Company is currently in discussions with the lender on the property for a potential deed-in-lieu or consensual foreclosure and receivership transaction.

Additionally, in the second quarter 2012, the Company sold 48,575 shares of its 8.55% Series A Cumulative Preferred Stock at $24.61 per share and sold 252,227 shares of its 8.45% Series D Cumulative Preferred Stock at $24.49 per share through its At-the-Market program for total gross proceeds of $7.4 million.

HIGHLAND HOSPITALITY PORTFOLIO UPDATE

The Highland Hospitality Portfolio experienced RevPAR growth of 6.4% during the second quarter of 2012, with RevPAR growth for hotels not under renovation in continuing operations of 7.6%. For all 28 hotels in the Highland Hospitality Portfolio, Hotel EBITDA Margin increased 205 bps and Hotel EBITDA flow-through was 80%. For the 22 hotels not under renovation during the second quarter 2012, Hotel EBITDA Margin increased 221 basis points and Hotel EBITDA flow-through was 71%. Hotel EBITDA increased 11.3% in the second quarter for all hotels in the Highland Hospitality Portfolio, and since the closing of the acquisition, trailing 12-month EBITDA has increased 15.8%.

PORTFOLIO REVPAR

As of June 30, 2012, the Company’s Legacy portfolio consisted of direct hotel investments with 96 properties classified in continuing operations. During the second quarter, 87 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 96 hotels) and proforma not under renovation basis (87 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 96 hotels in continuing operations. Details of each category are provided in the tables attached to this release.

•	Proforma RevPAR increased 6.2% to $106.40 for all hotels in the Legacy portfolio on a 3.7% increase in ADR and a 182 basis point increase in occupancy

•	Proforma RevPAR increased 7.3% to $105.06 for hotels not under renovation in the Legacy portfolio on a 4.0% increase in ADR and a 237 basis point increase in occupancy

•	Proforma RevPAR increased 6.4% to $111.89 for all hotels in the Highland Hospitality Portfolio on a 3.1% increase in ADR and a 239 basis point increase in occupancy

•	Proforma RevPAR increased 7.6% to $110.97 for hotels not under renovation in the Highland Hospitality Portfolio on a 3.0% increase in ADR and a 328 basis point increase in occupancy

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AHT Reports Second Quarter Results

August 1, 2012

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS

During the quarter, Hotel operating profit (Hotel EBITDA) for all Legacy hotels increased 10.7% to $82.6 million. For the 87 hotels that were not under renovation, Proforma Hotel EBITDA increased 12.4% to $72.9 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 159 basis points to 34.1% for the 87 Legacy hotels not under renovation. For all 96 Legacy hotels included in continuing operations, Proforma Hotel EBITDA margin increased 142 basis points to 33.4%.

For the Company’s 71.74% share of all hotels in the Highland Hospitality Portfolio, Hotel operating profit (Hotel EBITDA) increased 11.3% to $26.9 million. For the 22 hotels in the Highland Hospitality Portfolio that were not under renovation, Proforma Hotel EBITDA increased 13.5% to $21.4 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 221 basis points to 32.2% for the 22 Highland hotels not under renovation. For all 28 Highland Hospitality hotels included in continuing operations, Proforma Hotel EBITDA margin increased 205 basis points to 33.2%.

Beginning with this quarterly release, the Company has added additional disclosure information regarding property level trailing 12-month Hotel EBITDA by debt pool. The decision to add this additional disclosure comes after the Company had received feedback from multiple investors and analysts. The Company believes this additional disclosure will assist the investment community in analyzing Ashford and help analysts and investors see the benefits of the non-recourse nature of its property level debt. Prior to providing this information, the investment community could only reference the Company’s total EBITDA and total debt when applying a valuation multiple. With this new disclosure, analysts and investors can analyze the EBITDA of the Company by debt pool and when using a valuation multiple approach, can see where the market might be inadvertently implying negative equity value to certain debt pools. Implied negative equity value in any debt pools may underestimate the benefits of non-recourse debt, and all of the Company’s property level debt is non-recourse. Also, as a result of the feedback received from analysts and investors, the Company has added some additional performance tables to the release while other tables have been removed.

Additionally, the Company has started adding back the non-cash stock/unit-based amortization expense in its calculation of Adjusted EBITDA. Since this is a non-cash item, the Company believes this gives a better picture of true cash EBITDA and is consistent with many industry peers. The Company will continue to show the non-cash stock/unit-based amortization expense as a deduct for AFFO purposes and the associated shares are reflected in its fully diluted share count once the shares vest.

Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as well as its pro-rata share of the Highland portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 96 Legacy hotels included in continuing operations together with Ashford’s pro-rata share of the Highland portfolio are provided in the table attached to this release.

COMMON STOCK DIVIDEND

On June 15, 2012, Ashford announced that its Board of Directors had declared a quarterly cash dividend of $0.11 per diluted share for the Company’s common stock for the second quarter ending June 30, 2012, payable July 16, 2012, to shareholders of record as of June 29, 2012.

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AHT Reports Second Quarter Results

August 1, 2012

Monty J. Bennett, Chief Executive Officer, commented, “Our solid second quarter 2012 RevPAR improvement for both our Legacy and Highland Hospitality portfolios reflects the continuing, successful integration of Highland into our overall portfolio, as the Highland hotels benefit from more efficient property management and capital investments that we’ve made to unlock the inherent value in these assets. At the same time, U.S. lodging industry conditions have shown steady improvement as a lack of new supply has helped the market. We maintain that we are still in the early stages in this cycle and see tremendous potential upside as market conditions gradually strengthen. At Ashford, we remain conservative after what we’ve seen during the prior industry down cycle. With today’s continuing economic concerns, we have been diligent in proactively addressing upcoming debt maturities and ensuring the Company has the necessary financial flexibility to weather any potential short-term economic fluctuations, while positioning ourselves to take advantage of opportunistic investments that meet our risk-adjusted return criteria as hotel fundamentals continue to improve.”

INVESTOR CONFERENCE CALL AND SIMULCAST

Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday August 2, 2012, at 11:00 a.m. ET. The number to call for this interactive teleconference is (480) 629-9771. A replay of the conference call will be available through Thursday August 9, 2012, by dialing (303) 590-3030 and entering the confirmation number, 4549835.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2012 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Thursday August 2, 2012, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.

Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Ashford is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure. Additional information can be found on the Company’s website at www.ahtreit.com.

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.

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AHT Reports Second Quarter Results

August 1, 2012

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except share amounts)

	June 30,	December 31,
	2012	2011
	(Unaudited)
ASSETS
Investment in hotel properties, net	$2,929,113	$2,957,899
Cash and cash equivalents	139,466	167,609
Restricted cash	76,558	84,069
Accounts receivable, net of allowance of $246 and $212, respectively	41,167	28,623
Inventories	2,366	2,371
Notes receivable	11,262	11,199
Investment in unconsolidated joint ventures	169,246	179,527
Investments in securities and other	30,739	21,374
Deferred costs, net	18,265	17,421
Prepaid expenses	13,897	11,308
Derivative assets	22,253	37,918
Other assets	5,467	4,851
Intangible asset, net	2,765	2,810
Due from third-party hotel managers	62,115	62,747

Total assets	$3,524,679	$3,589,726

LIABILITIES AND EQUITY
Liabilities:
Indebtedness	$2,318,943	$2,362,458
Accounts payable and accrued expenses	94,232	82,282
Dividends payable	18,260	16,941
Unfavorable management contract liabilities	12,482	13,611
Due to related party, net	2,330	2,569
Due to third-party hotel managers	2,146	1,602
Liabilities associated with investments in securities and other	9,953	2,246
Other liabilities	5,435	5,400

Total liabilities	2,463,781	2,487,109

Redeemable noncontrolling interests in operating partnership	126,466	112,796
Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,657,206 shares issued and outstanding at June 30, 2012 and 1,487,900 shares issued and outstanding at December 31, 2011	17	15
Series D Cumulative Preferred Stock, 9,468,706 shares issued and outstanding at June 30, 2012 and 8,966,797 shares issued and outstanding at December 31, 2011	95	90
Series E Cumulative Preferred Stock, 4,630,000 shares issued and outstanding	46	46
Common stock, $0.01 par value, 200,000,000 shares authorized, 124,896,765 shares issued, 68,163,909 and 68,032,289 shares outstanding, respectively	1,249	1,249
Additional paid-in capital	1,761,158	1,746,259
Accumulated other comprehensive loss	(261)	(184)
Accumulated deficit	(679,533)	(609,272)
Treasury stock, at cost (56,732,856 shares and 56,864,476 shares, respectively)	(164,829)	(164,796)

Total shareholders’ equity of the Company	917,942	973,407
Noncontrolling interests in consolidated joint ventures	16,490	16,414

Total equity	934,432	989,821

Total liabilities and equity	$3,524,679	$3,589,726

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
REVENUE
Rooms	$194,188	$177,040	$368,736	$339,789
Food and beverage	44,415	41,242	86,117	79,649
Rental income from operating leases	—	1,484	—	2,704
Other	10,453	10,253	20,015	19,599

Total hotel revenue	249,056	230,019	474,868	441,741
Asset management fees and other	77	80	152	148

Total Revenue	249,133	230,099	475,020	441,889

EXPENSES
Hotel operating expenses
Rooms	42,852	39,205	82,590	76,251
Food and beverage	28,758	27,121	57,401	53,602
Other expenses	75,715	68,928	145,061	134,402
Management fees	10,047	9,184	19,198	18,043

Total hotel operating expenses	157,372	144,438	304,250	282,298
Property taxes, insurance, and other	10,525	11,769	22,680	22,656
Depreciation and amortization	34,184	33,027	68,539	65,804
Impairment charges	4,025	(4,316)	3,933	(4,656)
Gain on insurance settlement	—	(1,905)	—	(1,905)
Transaction acquisition costs	—	406	—	(818)
Corporate, general, and administrative:
Stock/unit-based compensation	4,223	3,546	9,369	5,360
Other general and administrative	7,707	7,459	12,807	19,528

Total Operating Expenses	218,036	194,424	421,578	388,267

OPERATING INCOME	31,097	35,675	53,442	53,622
Equity in earnings (loss) of unconsolidated joint ventures	23	(2,301)	(10,281)	25,824
Interest income	22	23	54	59
Other income	6,703	18,157	14,317	66,160
Interest expense	(35,123)	(33,520)	(69,116)	(67,019)
Amortization of loan costs	(1,466)	(1,288)	(2,678)	(2,367)
Unrealized gain on investments	1,628	39	3,413	39
Unrealized loss on derivatives	(7,458)	(17,733)	(17,399)	(34,550)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,574)	(948)	(28,248)	41,768
Income tax expense	(1,366)	(285)	(2,245)	(1,329)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(5,940)	(1,233)	(30,493)	40,439
Loss from discontinued operations	—	(6,029)	—	(3,819)

NET INCOME (LOSS)	(5,940)	(7,262)	(30,493)	36,620
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(54)	(438)	224	(1,369)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,180	3,389	4,238	(1,729)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(4,814)	(4,311)	(26,031)	33,522
Preferred dividends	(8,490)	(24,771)	(16,822)	(31,326)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(13,304)	$(29,082)	$(42,853)	$2,196

INCOME PER SHARE – BASIC AND DILUTED:
Basic:
Income (loss) from continuing operations attributable to common shareholders	$(0.20)	$(0.40)	$(0.64)	$0.11
Loss from discontinued operations attributable to common shareholders	—	(0.09)	—	(0.07)

Net income (loss) attributable to common shareholders	$(0.20)	$(0.49)	$(0.64)	$0.04

Weighted average common shares outstanding – basic	67,639	59,482	67,396	58,157

Diluted:
Income (loss) from continuing operations attributable to common shareholders	$(0.20)	$(0.40)	$(0.64)	$0.11
Loss from discontinued operations attributable to common shareholders	—	(0.09)	—	(0.07)

Net income (loss) attributable to common shareholders	$(0.20)	$(0.49)	$(0.64)	$0.04

Weighted average common shares outstanding – diluted	67,639	59,482	67,396	58,157

Dividends declared per common share:	$0.11	$0.10	$0.22	$0.20

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of tax	$(4,814)	$969	$(26,031)	$37,768
Loss from discontinued operations, net of tax	—	(5,280)	—	(4,246)
Preferred dividends	(8,490)	(24,771)	(16,822)	(31,326)

Net income (income) attributable to common shareholders	$(13,304)	$(29,082)	$(42,853)	$2,196

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA

(in thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income (loss)	$(5,940)	$(7,262)	$(30,493)	$36,620
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(54)	(438)	224	(1,369)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,180	3,389	4,238	(1,729)

Net income (loss) attributable to the Company	(4,814)	(4,311)	(26,031)	33,522
Interest income	(22)	(23)	(54)	(59)
Interest expense and amortization of loan costs	36,239	34,346	71,090	69,162
Depreciation and amortization	33,434	32,402	67,017	64,563
Impairment charges	4,025	1,921	3,933	1,581
Income tax expense	1,366	285	2,245	1,414
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,180)	(3,389)	(4,238)	1,729
Equity in (earnings) loss of unconsolidated joint ventures	(23)	2,301	10,281	(25,824)
Company’s portion of EBITDA of unconsolidated joint ventures	25,116	21,864	39,680	67,909

EBITDA	94,141	85,396	163,923	213,997
Amortization of unfavorable management contract liabilities	(565)	(565)	(1,129)	(1,129)
Gain on sale/disposition of properties	—	(158)	—	(2,961)
Non-cash gain on insurance settlements	—	(1,157)	—	(1,157)
Write-off of loan costs, premiums, and exit fees, net	—	—	—	948
Other income (1)	(6,703)	(18,157)	(14,317)	(66,160)
Transaction acquisition costs	—	406	—	(818)
Legal costs related to litigation settlements (2)	1,467	1,375	1,707	6,875
Unrealized gain on investments	(1,628)	(39)	(3,413)	(39)
Unrealized loss on derivatives	7,458	17,733	17,399	34,550
Equity-based compensation	4,223	3,546	9,369	5,360
Company’s portion of adjustments to EBITDA of unconsolidated joint ventures	49	1,217	144	(39,794)

Adjusted EBITDA	$98,442	$89,597	$173,683	$149,672

(1)	Other income primarily consisting of income from interest rate derivatives in both periods, net realized loss on investments in securities and other in 2012, and a $30 million litigation settlement in 2011 are excluded from Adjusted EBITDA.
(2)	Legal costs associated with litigation settlements are excluded from Adjusted EBITDA.

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net income (loss)	$(5,940)	$(7,262)	$(30,493)	$36,620
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	(54)	(438)	224	(1,369)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,180	3,389	4,238	(1,729)
Preferred dividends	(8,490)	(24,771)	(16,822)	(31,326)

Net income (loss) attributable to common shareholders	(13,304)	(29,082)	(42,853)	2,196
Depreciation and amortization on real estate	33,374	32,340	66,892	64,439
Impairment charges	4,025	1,921	3,933	1,581
Gain on sale/dispoistion of properties	—	(158)	—	(2,961)
Non-cash gain on insurance settlements	—	(1,157)	—	(1,157)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(1,180)	(3,389)	(4,238)	1,729
Equity in (earnings) loss of unconsolidated joint ventures	(23)	2,301	10,281	(25,824)
Company’s portion of FFO of unconsolidated joint ventures	12,955	9,974	15,410	(999)

FFO available to common shareholders	35,847	12,750	49,425	39,004
Dividends on convertible preferred stock	—	350	—	1,374
Write-off of loan costs, premiums, and exit fees, net	—	—	—	948
Transaction acquisition costs	—	406	—	(818)
Legal costs related to litigation settlements (2)	1,467	1,375	1,707	6,875
Other income (1)	1,303	—	1,681	(30,000)
Unrealized gain on investments	(1,628)	(39)	(3,413)	(39)
Unrealized loss on derivatives	7,458	17,733	17,399	34,550
Non-cash dividends on Series B-1 preferred stock	—	17,363	—	17,363
Equity-based compensation adjustment related to modified employment terms	(511)	—	480	—
Company’s portion of adjustments to FFO of unconsolidated joint ventures	49	1,217	144	14,278

Adjusted FFO available to common shareholders	$43,985	$51,155	$67,423	$83,535

Adjusted FFO per diluted share available to common shareholders	$0.52	$0.65	$0.80	$1.06

Weighted average diluted shares	85,317	78,435	84,791	78,828

(1)	Other income in 2012 primarily represents net realized loss on investments in securities and other which is excluded from Adjusted FFO. Other income in 2011 represents a gain from a litigation settlement which is excluded from Adjusted FFO.
(2)	Legal costs associated with litigation settlements are excluded from Adjusted FFO.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

LEGAGY PORTFOLIO ONLY

SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS

JUNE 30, 2012

(dollars in thousands)

(Unaudited)

Indebtedness	Maturity	Interest Rate	Fixed- Rate Debt		Floating-Rate Debt		Total Debt	TTM Hotel EBITDA
Aareal—2 hotels	August 2013	LIBOR + 2.75%	$—		$143,667		$143,667	$23,418
BoA MIP—5 hotels	March 2014	LIBOR + 4.50%	—		176,400	(1)	176,400	18,242
JPM Floater—9 hotels	May 2014	LIBOR + 6.50%	—		135,000		135,000	15,469
GEMSA Manchester—1 hotel	May 2014	8.32%	5,381		—		5,381	585
Senior credit facility—Various	September 2014	LIBOR + 2.75% to 3.5%	—		—		—	N/A
Met Life El Con—1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—		19,740		19,740	(1,362)
UBS 1—8 hotels	December 2014	5.75%	105,787		—		105,787	12,443
Merrill 1—10 hotels	July 2015	5.22%	154,172		—		154,172	18,508
UBS 2—8 hotels	December 2015	5.70%	97,860		—		97,860	13,548
Prudential/Wheelock—5 hotels	December 2015	12.72%	152,929		—		152,929	23,727
Merrill 2—5 hotels	February 2016	5.53%	111,310		—		111,310	16,204
Merrill 3—5 hotels	February 2016	5.53%	92,310		—		92,310	14,933
Merrill 7—5 hotels	February 2016	5.53%	79,961		—		79,961	12,490
Wachovia Philly CY—1 hotel	April 2017	5.91%	34,935		—		34,935	9,092
Wachovia 3—2 hotels	April 2017	5.95%	128,014		—		128,014	13,281
Wachovia 7—3 hotels	April 2017	5.95%	260,497		—		260,497	22,491
Wachovia 1—5 hotels	April 2017	5.95%	115,386		—		115,386	9,942
Wachovia 5—5 hotels	April 2017	5.95%	103,714		—		103,714	8,516
Wachovia 6—5 hotels	April 2017	5.95%	157,813		—		157,813	14,624
Wachovia 2—7 hotels	April 2017	5.95%	126,232		—		126,232	10,776
TIF Philly CY—1 hotel	June 2018	12.85%	8,098		—		8,098	N/A
GACC Gateway—1 hotel	November 2020	6.26%	103,170		—		103,170	16,215
Zion Jacksonville RI—1 hotel	April 2034	Greater of 6% or Prime + 1%	—		6,568		6,568	1,015
Unencumbered hotels			—		—		—	2,864

Total			$1,837,569		$481,375		$2,318,943	$277,021

Percentage			79.2%		20.8%		100.0%

Weighted average interest rate			6.43%		4.83%		6.10%

Total indebtedness with effect of interest rate swaps			$1,837,569		$481,375		$2,318,943

Percentage with the effect of interest rate swaps			79.2%		20.8%		100.0%

Weighted average interest rate with the effect of interest rate swaps			4.71	%(2)	4.83	%(2)	4.74%

All indebtedness is non-recourse with the exception of the credit facility.

(1)	This mortgage loan has a one-year extension option beginning March 2014, subject to satisfaction of certain conditions.
(2)	These rates are calculated assuming the LIBOR rate stays at the March 31, 2012 level and with the effect of our interest rate derivatives.

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

SUMMARY OF INDEBTEDNESS

ASHFORD’S PRO RATA 71.74% SHARE

JUNE 30, 2012

(dollars in thousands)

(Unaudited)

Indebtedness	Maturity	Interest Rate	Fixed- Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel EBITDA
CIGNA Boston Back Bay—1 hotel	January 2013	5.96%	$45,634	$—		$45,634	$8,720
CIGNA Westin Princeton—1 hotel	February 2013	5.97%	23,185			23,185	3,403
CIGNA Nashville Renaissance—1 hotel	April 2013	6.11%	32,563			32,563	7,880
Wells Senior—25 hotels	March 2014	LIBOR + 2.75%	—	380,222	(1)	380,222	59,202
Mezz 1—28 hotels	March 2014	Greater of 7.00% or LIBOR + 6.00%	—	103,642	(1)	103,642	79,205
Mezz 2—28 hotels	March 2014	Greater of 8.00% or LIBOR + 7.00%	—	98,665	(1)	98,665	79,205
Mezz 3—28 hotels	March 2014	Greater of 10.50% or LIBOR + 9.50%	—	84,570	(1)	84,570	79,205
Mezz 4—28 hotels	March 2014	LIBOR + 2.00%		13,218	(1)	13,218	79,205

Total (Ashford's 71.74% share only)			$101,382	$680,316		$781,698	$79,205

Percentage			13.0%	87.0%		100.0%

Weighted average interest rate			6.01%	5.25%		5.35%

Percentage with the effect of interest rate swaps			13.0%	87.0%		100.0%

Total Ashford plus Ashford's 71.74% share of PIM Highland Holding LLC			$1,938,951	$1,161,691		$3,100,641	$356,226

Percentage with the effect of interest rate swaps			62.5%	37.5%		100.0%

Weighted average interest rate with the effect of interest rate swaps			4.78%	5.08%		4.89%

(1)	Each of these loans has two one-year extension options beginning March 2014.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

LEGAGY PORTFOLIO ONLY

INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED

JUNE 30, 2012

(in thousands)

(Unaudited)

	2012	2013	2014	2015	2016	Thereafter	Total
Aareal—2 hotels	$—	$140,167	$—	$—	$—	$—	140,167
GEMSA Manchester—1 hotel	—	—	5,004	—	—	—	5,004
Senior credit facility—Various	—	—	—	—	—	—	—
Met Life El Con—1 hotel	—	—	19,740	—	—	—	19,740
UBS 1—8 hotels	—	—	100,119	—	—	—	100,119
BoA MIP—5 hotels	—	—	—	176,400	—	—	176,400
Merrill 1—10 hotels	—	—	—	142,922	—	—	142,922
UBS 2—8 hotels	—	—	—	90,680	—	—	90,680
Prudential/Wheelock—5 hotels	—	—	—	146,415	—	—	146,415
Merrill 2—5 hotels	—	—	—	—	101,740	—	101,740
Merrill 3—5 hotels	—	—	—	—	84,374	—	84,374
Merrill 7—5 hotels	—	—	—	—	73,086	—	73,086
JPM Floater—9 hotels	—	—	—	—	—	135,000	135,000
Wachovia Philly CY—1 hotel	—	—	—	—	—	32,532	32,532
Wachovia 3—2 hotels	—	—	—	—	—	119,245	119,245
Wachovia 7—3 hotels	—	—	—	—	—	242,201	242,201
Wachovia 1—5 hotels	—	—	—	—	—	107,351	107,351
Wachovia 5—5 hotels	—	—	—	—	—	96,491	96,491
Wachovia 6—5 hotels	—	—	—	—	—	146,823	146,823
Wachovia 2—7 hotels	—	—	—	—	—	117,441	117,441
TIF Philly CY—1 hotel	—	—	—	—	—	8,098	8,098
GACC Gateway—1 hotel	—	—	—	—	—	89,886	89,886
Zion Jacksonville RI—1 hotel	—	—	—	—	—	—	—

Principal due in future periods	$—	$140,167	$124,863	$556,417	$259,200	$1,095,068	$2,175,715
Scheduled amortization payments remaining	18,510	31,030	30,978	28,230	16,723	17,757	143,228

Total indebtedness of continuing operations	$18,510	$171,197	$155,841	$584,647	$275,923	$1,112,825	$2,318,943

NOTE: These maturities assume no event of default would occur.

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

INDEBTEDNESS BY MATURITY

ASSUMING EXTENSION OPTIONS ARE EXERCISED

ASHFORD’S PRO RATA 71.74% SHARE

JUNE 30, 2012

(in thousands)

(Unaudited)

	2012	2013	2014	2015	2016	Thereafter	Total
CIGNA Boston Back Bay—1 hotel	$—	$45,215	$—	$—	$—	$—	$45,215
CIGNA Westin Princeton—1 hotel	—	22,939	—	—	—	—	22,939
CIGNA Nashville Renaissance—1 hotel	—	31,774	—	—	—	—	31,774
Wells Senior—25 hotels	—	—	—	—	380,222	—	380,222
Mezz 1—28 hotels	—	—	—	—	103,642	—	103,642
Mezz 2—28 hotels	—	—	—	—	98,665	—	98,665
Mezz 3—28 hotels	—	—	—	—	84,570	—	84,570
Mezz 4—28 hotels	—	—	—	—	13,218	—	13,218

Principal due in future periods	$—	$99,928	$—	$—	$680,316	$—	$780,244
Scheduled amortization payments remaining	992	462	—	—	—	—	1,454

Total indebtedness of continuing operations (Ashford’s 71.74% share only)	$992	$100,390	$—	$—	$680,316	$—	$781,698

Total indebtedness of continuing operations plus Ashford’s 71.74% share of PIM Highland Holding LLC	$19,502	$271,587	$155,841	$584,647	$956,239	$1,112,825	$3,100,641

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ASHFORD HOSPITALITY TRUST, INC.

KEY PERFORMANCE INDICATORS—PRO FORMA

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2012	2011	% Variance	2012	2011	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$193,002	$181,795	6.16%	$366,434	$348,234	5.23%
RevPAR	$106.40	$100.22	6.17%	$101.01	$96.28	4.91%
Occupancy	78.16%	76.34%	1.82%	74.57%	73.11%	1.46%
ADR	$136.13	$131.29	3.69%	$135.46	$131.69	2.86%

NOTE: The above pro forma table assumes the 96 hotel properties owned and included in continuing operations at June 30, 2012 were owned as of the beginning of the period presented.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$169,337	$157,892	7.25%	$321,341	$303,119	6.01%
RevPAR	$105.06	$97.95	7.26%	$99.68	$94.29	5.72%
Occupancy	78.66%	76.29%	2.37%	75.14%	73.23%	1.91%
ADR	$133.56	$128.39	4.03%	$132.67	$128.77	3.03%

NOTES:

(1)	The above pro forma table assumes the 87 hotel properties owned and included in continuing operations at June 30, 2012 but not under renovation for three and six months ended June 30, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Capital Hilton, Crowne Plaza La Concha—Key West, Embassy Suites Flagstaff, Hilton Santa Fe, Hilton Tucson El Conquistador Golf Resort, SpringHill Suites Manhattan Beach, Hampton Inn Evansville, Sheraton Indy City Center, Courtyard Atlanta Alpharetta

HIGHLAND HOSPITALITY PORTFOLIO

(PIM HIGHLAND HOLDING LLC)

KEY PERFORMANCE INDICATORS—PRO FORMA

(dollars in thousands)

(Unaudited)

THE FOLLOWING TABLE PRESENTS THE PRO FORMA PERFORMANCE OF THE HIGHLAND HOSPITALITY PORTFOLIO (IN PIM HIGHLAND HOLDING LLC) AS IF THEY WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2012	2011	% Variance	2012	2011	% Variance
71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN
CONTINUING OPERATIONS:
Room revenues (in thousands)	$57,980	$54,495	6.40%	$105,074	$100,575	4.47%
RevPAR	$111.89	$105.16	6.40%	$101.39	$97.46	4.03%
Occupancy	76.55%	74.16%	2.39%	72.36%	70.94%	1.42%
ADR	$146.17	$141.80	3.08%	$140.11	$137.38	1.99%

NOTE: The above pro forma table assumes the 28 hotel properties owned and included in continuing operations at June 30, 2012 were owned as of the beginning of the periods presented.

71.74% PRO-RATA SHARE OF ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$46,841	$43,515	7.64%	$86,623	$82,072	5.55%
RevPAR	$110.97	$103.09	7.64%	$102.61	$97.63	5.10%
Occupancy	75.92%	72.64%	3.28%	72.55%	69.93%	2.62%
ADR	$146.16	$141.92	2.99%	$141.44	$139.60	1.32%

NOTES:

(1)	The above pro forma table assumes the 22 hotel properties owned and included in continuing operations at June 30, 2012 but not under renovation for the three and six months ended June 30, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Marriott San Antonio Plaza, The Melrose, Courtyard Boston Tremont, Courtyard Savannah, Hilton Garden Inn Virginia Beach, Hyatt Regency Wind Watch

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT

LEGACY PORTFOLIO ONLY

(dollars in thousands)

(Unaudited)

ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2012	2011	% Variance	2012	2011	% Variance
REVENUE
Rooms	$193,002	$181,795	6.2%	$366,434	$348,234	5.2%
Food and beverage	44,371	42,015	5.6%	86,046	80,953	6.3%
Other	10,161	9,800	3.7%	19,447	19,018	2.3%

Total hotel revenue	247,534	233,610	6.0%	471,927	448,205	5.3%

EXPENSES
Rooms	42,498	40,031	6.2%	81,879	77,975	5.0%
Food and beverage	28,733	27,667	3.9%	57,358	54,588	5.1%
Other direct	6,199	6,147	0.8%	11,995	11,597	3.4%
Indirect	64,032	61,774	3.7%	126,088	122,981	2.5%
Management fees, includes base and incentive fees	13,091	11,453	14.3%	22,544	20,717	8.8%

Total hotel operating expenses	154,553	147,072	5.1%	299,864	287,858	4.2%
Property taxes, insurance, and other	10,397	11,917	-12.8%	22,446	23,240	-3.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	82,584	74,621	10.7%	149,617	137,107	9.1%
Hotel EBITDA Margin	33.36%	31.94%	1.42%	31.70%	30.59%	1.11%

Minority interest in earnings of consolidated joint ventures	2,069	1,969	5.1%	3,409	3,454	-1.3%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$80,515	$72,652	10.8%	$146,208	$133,653	9.4%

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations at were owned as of the beginning of the period presented.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2012	2011	% Variance	2012	2011	% Variance
REVENUE
Rooms	$169,337	$157,892	7.2%	$321,341	$303,119	6.0%
Food and beverage	36,762	34,270	7.3%	70,835	66,169	7.1%
Other	7,852	7,467	5.2%	14,625	14,084	3.8%

Total hotel revenue	213,951	199,629	7.2%	406,801	383,372	6.1%

EXPENSES
Rooms	37,122	34,801	6.7%	71,340	67,781	5.3%
Food and beverage	23,308	22,414	4.0%	46,279	44,159	4.8%
Other direct	4,350	4,265	2.0%	8,610	8,196	5.1%
Indirect	55,239	53,017	4.2%	108,578	105,571	2.8%
Management fees, includes base and incentive fees	12,017	10,236	17.4%	20,543	18,478	11.2%

Total hotel operating expenses	132,036	124,733	5.9%	255,350	244,185	4.6%
Property taxes, insurance, and other	9,056	10,079	-10.1%	19,552	20,001	-2.2%

HOTEL OPERATING PROFIT (Hotel EBITDA)	72,859	64,817	12.4%	131,899	119,186	10.7%
Hotel EBITDA Margin	34.05%	32.47%	1.59%	32.42%	31.09%	1.33%

Minority interest in earnings of consolidated joint ventures	648	662	-2.1%	1,220	1,241	-1.7%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$72,211	$64,155	12.6%	$130,679	$117,945	10.8%

NOTES:

(1)	The above pro forma table assumes the 87 hotel properties owned and included in continuing operations at June 30, 2012 but not under renovation for three and six months ended June 30, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation: Capital Hilton, Crowne Plaza La Concha—Key West, Embassy Suites Flagstaff, Hilton Santa Fe, Hilton Tucson El Conquistador Golf Resort, SpringHill Suites Manhattan Beach, Hampton Inn Evansville, Sheraton Indy City Center, Courtyard Atlanta Alpharetta

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HIGHLAND HOSPITALITY PORTFOLIO

(PIM Highland Holding LLC)

PRO FORMA HOTEL OPERATING PROFIT

(dollars in thousands)

(Unaudited)

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2012	2011	% Variance	2012	2011	% Variance
REVENUE
Rooms	$57,980	$54,495	6.4%	$105,074	$100,575	4.5%
Food and beverage	20,164	19,838	1.6%	37,350	36,871	1.3%
Other	2,734	3,142	-13.0%	5,305	5,888	-9.9%

Total hotel revenue	80,878	77,475	4.4%	147,729	143,334	3.1%

EXPENSES
Rooms	12,137	11,546	5.1%	23,372	23,571	-0.8%
Food and beverage	12,687	12,887	-1.6%	24,483	25,299	-3.2%
Other direct	1,299	1,331	-2.4%	2,572	2,687	-4.3%
Indirect	21,529	20,658	4.2%	42,574	41,061	3.7%
Management fees, includes base and incentive fees	3,307	2,756	20.0%	5,451	4,735	15.1%

Total hotel operating expenses	50,959	49,178	3.6%	98,452	97,353	1.1%
Property taxes, insurance, and other	3,063	4,157	-26.3%	6,652	8,201	-18.9%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$26,856	$24,140	11.3%	$42,625	$37,780	12.8%

Hotel EBITDA Margin	33.21%	31.16%	2.05%	28.85%	26.36%	2.50%

NOTE:	The above pro forma table assumes the 28 hotel properties owned and included in continuing operations at June 30, 2012 were owned as of the beginning of the periods presented.

71.74% PRO-RATA SHARE OF ALL HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO CONTINUING OPERATIONS NOT UNDER RENOVATION:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2012	2011	% Variance	2012	2011	% Variance
REVENUE
Rooms	$46,841	$43,515	7.6%	$86,623	$82,072	5.5%
Food and beverage	17,697	17,070	3.7%	33,052	32,145	2.8%
Other	2,165	2,515	-13.9%	4,227	4,726	-10.6%

Total hotel revenue	66,703	63,100	5.7%	123,902	118,943	4.2%

EXPENSES
Rooms	9,868	9,289	6.2%	19,195	19,230	-0.2%
Food and beverage	11,055	11,135	-0.7%	21,420	21,987	-2.6%
Other direct	1,166	1,178	-1.0%	2,313	2,378	-2.7%
Indirect	17,975	17,144	4.8%	35,580	34,260	3.9%
Management fees, includes base and incentive fees	2,780	2,245	23.8%	4,580	3,899	17.5%

Total hotel operating expenses	42,844	40,991	4.5%	83,088	81,754	1.6%
Property taxes, insurance, and other	2,412	3,212	-24.9%	5,547	6,223	-10.9%

HOTEL OPERATING PROFIT (Hotel EBITDA)	$21,447	$18,897	13.5%	$35,267	$30,966	13.9%

Hotel EBITDA Margin	32.15%	29.95%	2.21%	28.46%	26.03%	2.43%

NOTES:

(1)	The above pro forma table assumes the 22 hotel properties owned and included in continuing operations at June 30, 2012 but not under renovation for the three and six months ended June 30, 2012 were owned as of the beginning of the periods presented.
(2)	Excluded Hotels Under Renovation:

Marriott San Antonio Plaza, The Melrose, Courtyard Boston Tremont, Courtyard Savannah, Hilton Garden Inn Virginia Beach, Hyatt Regency Wind Watch

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS

(dollars in thousands)

(Unaudited)

THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) ALL 96 HOTELS INCLUDED IN THE COMPANY'S CONTINUING OPERATIONS, (II) THE COMPANY'S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC), AND (III) THE COMBINED PORTFOLIO, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2012	2012	2011	2011
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Legacy Portfolio
Total Hotel Revenue	$247,534	$224,394	$236,898	$217,033	$925,859
Hotel EBITDA	$82,584	$67,034	$67,050	$60,353	$277,021
Hotel EBITDA Margin	33.4%	29.9%	28.3%	27.8%	29.9%

EBITDA % of Total TTM	29.8%	24.2%	24.2%	21.8%	100.0%

JV Interests in EBITDA	$2,069	$1,340	$1,366	$1,313	$6,088

Highland Hospitality Portfolio (PIM Highland Holding LLC)
Total Hotel Revenue	$80,878	$66,852	$74,859	$69,845	$292,434
Hotel EBITDA	$26,856	$15,770	$19,042	$17,537	$79,205
Hotel EBITDA Margin	33.2%	23.6%	25.4%	25.1%	27.1%

EBITDA % of Total TTM	33.9%	19.9%	24.0%	22.1%	100.0%

Legacy and Highland Hospitality Portfolio (PIM Highland Holding LLC) Combined
Total Hotel Revenue	$328,412	$291,246	$311,757	$286,878	$1,200,965
Hotel EBITDA	$109,440	$82,804	$86,092	$77,890	$356,226
Hotel EBITDA Margin	33.3%	28.4%	27.6%	27.2%	29.7%

EBITDA % of Total TTM	30.7%	23.2%	24.2%	21.9%	100.0%

JV Interests in EBITDA	$2,069	$1,340	$1,366	$1,313	$6,088

NOTE:	For comparative purposes, data in the tables above for Highland Hospitality Portfolio (PIM Highland LLC) properties have been adjusted to eliminate one-time real estate tax refunds received by prior owner.

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ASHFORD HOSPITALITY TRUST, INC.

LEGACY AND ASHFORD’S 71.74% SHARE OF HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC)

PRO FORMA HOTEL REVPAR BY MARKET

(Unaudited)

	Number of Hotels	Number of Rooms	Three Months Ended June 30,			Six Months Ended June 30,
Region			2012	2011	% Change	2012	2011	% Change
Atlanta, GA Area	9	1,429	$82.68	$74.06	11.6%	$81.71	$74.81	9.2%
Boston, MA Area	2	506	$198.75	$183.60	8.3%	$155.21	$141.08	10.0%
Dallas / Ft. Worth Area	7	1,745	$94.23	$91.75	2.7%	$95.01	$95.88	-0.9%
Houston, TX Area	3	608	$108.71	$97.99	10.9%	$105.26	$95.01	10.8%
Los Angeles, CA Metro Area	8	1,785	$95.20	$85.06	11.9%	$92.69	$87.54	5.9%
Miami, FL Metro Area	3	576	$99.30	$93.74	5.9%	$120.48	$114.14	5.6%
Minneapolis—St. Paul, MN-WI Area	2	522	$92.61	$90.91	1.9%	$85.88	$85.66	0.3%
New York / New Jersey Metro Area	7	1,560	$104.79	$100.07	4.7%	$95.03	$92.74	2.5%
Orlando, FL Area	6	1,834	$81.71	$77.69	5.2%	$83.24	$81.44	2.2%
Philadelphia, PA Area	4	1,147	$125.43	$110.23	13.8%	$105.28	$96.55	9.0%
San Diego, CA Area	3	706	$110.33	$96.81	14.0%	$108.61	$97.88	11.0%
San Francisco—Oakland, CA Metro Area	6	1,416	$122.60	$109.93	11.5%	$116.92	$106.21	10.1%
Seattle, WA Area	2	608	$133.52	$129.83	2.8%	$113.92	$105.62	7.9%
Tampa, FL Area	4	875	$102.10	$86.25	18.4%	$111.45	$98.12	13.6%
Washington DC—MD—VA Area	11	2,698	$159.99	$159.54	0.3%	$138.02	$139.51	-1.1%
Other Areas	47	8,180	$95.39	$91.10	4.7%	$90.14	$86.21	4.6%

Total Portfolio	124	26,195	$107.62	$101.32	6.2%	$101.09	$96.54	4.7%

NOTES:

(1)	The above pro forma table presents the 96 hotel properties included in Company's continuing operations and the 28 hotel properties included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.

ASHFORD HOSPITALITY TRUST, INC.

LEGACY AND ASHFORD’S 71.74% SHARE OF HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC)

PRO FORMA HOTEL OPERATING PROFIT (HOTEL EBITDA) BY MARKET

(Unaudited)

	Number of Hotels	Number of Rooms	Three Months Ended June 30,					Six Months Ended June 30,
Region			2012	% of Total	2011	% of Total	% Change	2012	% of Total	2011	% of Total	% Change
Atlanta, GA Area	9	1,429	$3,343	3.1%	$2,651	2.7%	26.1%	$6,647	3.5%	$5,320	3.0%	24.9%
Boston, MA Area	2	506	4,513	4.1%	4,259	4.3%	6.0%	5,919	3.1%	5,142	2.9%	15.1%
Dallas / Ft. Worth Area	7	1,745	6,219	5.7%	5,654	5.7%	10.0%	12,599	6.6%	12,443	7.1%	1.3%
Houston, TX Area	3	608	3,052	2.8%	2,466	2.5%	23.8%	5,844	3.0%	4,541	2.6%	28.7%
Los Angeles, CA Metro Area	8	1,785	6,888	6.3%	5,457	5.5%	26.2%	12,490	6.5%	10,576	6.0%	18.1%
Miami, FL Metro Area	3	576	1,785	1.6%	1,506	1.5%	18.5%	5,259	2.7%	4,532	2.6%	16.0%
Minneapolis—St. Paul, MN-WI Area	2	522	2,180	2.0%	2,124	2.2%	2.6%	3,620	1.9%	3,620	2.1%	0.0%
New York / New Jersey Metro Area	7	1,560	7,272	6.6%	6,724	6.8%	8.1%	11,035	5.7%	10,080	5.8%	9.5%
Orlando, FL Area	6	1,834	4,278	3.9%	3,726	3.8%	14.8%	8,705	4.5%	8,531	4.9%	2.0%
Philadelphia, PA Area	4	1,147	5,567	5.1%	4,318	4.4%	28.9%	8,014	4.2%	6,186	3.5%	29.6%
San Diego, CA Area	3	706	3,706	3.4%	3,490	3.5%	6.2%	7,108	3.7%	6,610	3.8%	7.5%
San Francisco—Oakland, CA Metro Area	6	1,416	5,834	5.3%	4,864	4.9%	19.9%	10,755	5.6%	9,606	5.5%	12.0%
Seattle, WA Area	2	608	3,717	3.4%	3,606	3.7%	3.1%	5,584	2.9%	5,076	2.9%	10.0%
Tampa, FL Area	4	875	3,196	2.9%	2,180	2.2%	46.6%	7,698	4.0%	6,143	3.5%	25.3%
Washington DC—MD—VA Area	11	2,698	19,353	17.7%	19,410	19.7%	-0.3%	29,838	15.5%	30,703	17.6%	-2.8%
Other Areas	47	8,180	28,536	26.1%	26,324	26.7%	8.4%	51,128	26.6%	45,778	26.2%	11.7%

Total Portfolio	124	26,195	$109,439	100.0%	$98,761	100.0%	10.8%	$192,243	100.0%	$174,887	100.0%	9.9%

NOTES:

(1)	The above pro forma table presents the 96 hotel properties included in Company's continuing operations and the 28 hotel properties included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.
(2)	The above pro forma table includes hotel operating profit for 100% of the 96 hotel properties included in the Company's continuting operations and the Company's 71.74% share of the 28 hotels included in Highland Hospitality Portfolio (PIM Highland Holding LLC) as if these hotels were owned as of the beginning of the periods presented.

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ASHFORD HOSPITALITY TRUST, INC.

PRO FORMA HOTEL OPERATING PROFIT MARGIN

(Unaudited)

THE FOLLOWING PRO FORMA HOTEL OPERATING PROFIT MARGIN PRESENTS THE 96 HOTELS INCLUDED IN THE COMPANY'S CONTINUING OPERATIONS AND THE 28 HOTELS INCLUDED IN HIGHLAND HOSPITALITY PORTFOLIO (PIM HIGHLAND HOLDING LLC) AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	96 Legacy Properties	Highland Hospitality Portfolio (PIM Highland Holding LLC) 28 Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:
2nd Quarter 2012	33.36%	33.21%
2nd Quarter 2011	31.94%	31.16%

Variance	1.42%	2.05%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-0.06%	-0.09%
Food & Beverage and Other Departmental	0.36%	1.06%
Administrative & General	0.33%	0.33%
Sales & Marketing	-0.01%	0.50%
Hospitality	0.03%	-0.01%
Repair & Maintenance	0.00%	0.10%
Energy	0.26%	0.30%
Franchise Fee	0.16%	-1.25%
Management Fee	-0.13%	-0.03%
Incentive Management Fee	-0.26%	-0.50%
Insurance	0.56%	0.94%
Property Taxes	0.33%	0.62%
Other Taxes	0.01%	0.03%
Leases/Other	-0.16%	0.05%

Total	1.42%	2.05%

NOTE:	For comparative purposes, data in the table above for Highland Hospitality Portfolio (PIM Highland LLC) properties has been adjusted to eliminate one-time real estate tax refunds received by prior owner.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES

TOTAL ENTERPRISE VALUE

JUNE 30, 2012

(dollars in thousands)

(Unaudited)

June 30, 2012
End of quarter common shares outstanding	68,164
Partnership units outstanding (common share equivalents)	17,610
Combined common shares and partnership units outstanding	85,774
Common stock price at quarter end	$8.43
Market capitalization at quarter end	$723,078

Series A preferred stock	$41,430
Series D preferred stock	$236,718
Series E preferred stock	$115,750
Consolidated debt on balance sheet date	$2,318,943
Joint venture partners' share of consolidated debt	$(36,724)
Ashford's share of Highland portfolio debt	$781,698
Cash and cash equivalents	$(139,466)

Total enterprise value (TEV) as of June 30, 2012	$4,041,428

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Ashford Hospitality Trust, Inc.

Anticipated Capital Expenditures Calendar

96 Legacy Hotels (a)

		2012
	Rooms	1st Quarter Actual	2nd Quarter Actual	3rd Quarter Estimated	4th Quarter Estimated
Hilton Santa Fe	157	x	x	x	x
Crowne Plaza Key West	160	x	x
Embassy Suites Flagstaff	119	x	x
Hilton Capital	408	x	x
Hilton Tucson El Conquistador Golf & Tennis Resort	428	x	x
SpringHill Suites Manhattan Beach	164	x	x
Hilton Costa Mesa	486	x		x	x
Sheraton San Diego Mission Valley	260	x		x	x
Courtyard Hartford Manchester	90	x			x
Courtyard Seattle Downtown Lake Union	250	x			x
Embassy Suites Houston	150	x			x
Embassy Suites Portland Downtown	276	x			x
Embassy Suites Walnut Creek	249	x			x
Hilton Nassau Bay	243	x			x
Courtyard Basking Ridge	235	x
Courtyard Oakland Airport	156	x
Courtyard Philadelphia Downtown	498	x
Embassy Suites Santa Clara	257	x
Historic Inn Annapolis	124	x
Marriott Bridgewater	347	x
Residence Inn Jacksonville	120	x
Residence Inn Las Vegas	256	x
Springhill Suites Buford Mall of Georgia	96	x
Springhill Suites Charlotte	136	x
Springhill Suites Philadelphia	199	x
Hampton Inn Evansville	141		x	x	x
Sheraton Indy City Center	371		x	x	x
Courtyard Atlanta Alpharetta	154		x
Courtyard Ft.Lauderdale Weston	174			x	x
Courtyard Palm Desert	151			x	x
Residence Inn Dallas Plano	126			x	x
Residence Inn Palm Desert	130			x	x
Residence Inn Salt Lake City	144			x	x
Courtyard Dallas Plano in Legacy Park	153				x
Embassy Suites Austin	150				x
Embassy Suites Crystal City	267				x
Embassy Suites Dallas	150				x
Embassy Suites Dulles	150				x
Embassy Suites East Syracuse	215				x
Embassy Suites Palm Beach Garden	160				x
Hampton Inn Lawrenceville	86				x
Hilton LaJolla Torrey Pines	296				x
Residence Inn Atlanta Buckhead Lenox Park	150				x
Residence Inn Fairfax Merrifield	159				x
Residence Inn Lake Buena Vista	210				x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2012 are included in this table.

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HIGHLAND HOSPITALITY PORTFOLIO

(PIM Highland Holding LLC)

Anticipated Capital Expenditures Calendar

28 Highland Hotels (a)

		2012
	Rooms	1st Quarter Actual	2nd Quarter Actual	3rd Quarter Estimated	4th Quarter Estimated
Courtyard Boston Tremont	315	x	x	x	x
Courtyard Savannah	156	x	x		x
Marriott San Antonio Plaza	251	x	x		x
The Melrose	240	x	x		x
Hilton Garden Inn Virginia Beach	176	x	x
Ritz-Carlton Atlanta	444	x
The Churchill	173	x
Hyatt Regency Wind Watch	358		x	x	x
Hyatt Regency Savannah	351			x	x
Marriott Omaha	300			x	x
Hilton Boston Back Bay	390				x
Hilton Parsippany	354				x
Marriott Sugarland	300				x
Westin Princeton	296				x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2012 are included in this table.